CUSIP No. 371559 10 5                                       (Page 9 of 11 Pages)

                                   EXHIBIT 2


                                   AGREEMENT


    The undersigned agree that this Schedule 13G under the Securities Exchange Act of 1934, as amended, relating to shares of the Class A Common Stock of Genesee & Wyoming Inc., to which this Agreement is an Exhibit and which is to be filed with the Securities and Exchange Commission on or before February 14, 1997, is filed on behalf of each of the undersigned.


Dated: February 5, 1997       /s/ Mortimer B. Fuller, III
                              ---------------------------
                              Mortimer B. Fuller, III


Dated: February 5, 1997       *Frances A. Fuller
                              ------------------
                              Frances A. Fuller


Dated: February  5, 1997      /s/ Mortimer B. Fuller, III, Trustee
                              ------------------------------------
                              Mortimer B. Fuller, III, as Trustee of the Frances
                              A. Fuller Family Trust


Dated: February 5, 1997       /s/ Mortimer B. Fuller, III, Trustee
                              ------------------------------------
                              Mortimer B. Fuller, III, as Co-Trustee of the
                              Residuary Trust u/w of Mortimer B. Fuller, Jr.


Dated: February 5, 1997       * Frances A. Fuller, Co-Trustee
                              -------------------------------
                              Frances A. Fuller, as Co-Trustee of the Residuary
                              Trust u/w of Mortimer B. Fuller, Jr.


Dated: February 5, 1997       /s/ Mortimer B. Fuller, III, Trustee
                              ------------------------------------
                              Mortimer B. Fuller, III, as Co-Trustee of the
                              Marital Trust u/w of Mortimer B. Fuller, Jr.


Dated: February 5, 1997       * Frances A. Fuller, Co-Trustee
                              -------------------------------
                              Frances A. Fuller, as Co-Trustee of the Marital
                              Trust u/w of Mortimer B. Fuller, Jr.

CUSIP No. 371559 10 5                                      (Page 10 of 11 Pages)


Dated: February 5, 1997       *By:  /s/ Mortimer B. Fuller, III
                                    ---------------------------
                                  Mortimer B. Fuller, III, Attorney-in-Fact


*Power of Attorney filed herewith as Exhibit 3.